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                                                                     EXHIBIT 4.3


ACCENT COLOR SCIENCES, INC.             COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 004305 10 8

This Certifies that    is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO
PAR VALUE, OF

ACCENT COLOR SCIENCES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Connecticut and to the Restated Certificate of Incorporation and the By-Laws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.
Dated:

SECRETARY    PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR
BY


AUTHORIZED SIGNATURE
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ACCENT COLOR SCIENCES, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL OR SUMMARY STATEMENT OF THE DESIGNATIONS, TERMS, LIMITATIONS AND RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF ANY SUCH CLASS SO FAR AS THE SAME HAVE BEEN FIXED
AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -       as tenants in common
TEN ENT -       as tenants by the entireties
JT TEN  -       as joint tenants with right of
survivorship and not as tenants
in common


UNIF GIFT MIN ACT       -       ................Custodian....................
                                            (Cust)                     (Minor)

under Uniform Gifts to Minors
Act ..............................................
                                              (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                hereby sell,
assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)



Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
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NOTICE:


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.